SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8 K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event report)
March  , 2000  (February 29, 2000)

Conestoga Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania         33 30715           23 256 5087
(State or other
jurisdiction       (Commission        (IRS Employer
of incorporation)    File Number)   Identification No)

202 East First Street, Birdsboro, Pennsylvania  19508
(Address of principal executive officers)	  (Zip Code)

Registrants telephone number, including area code
610 582 8711

(Former name or former address, if changed since last report.)

Item 5.	Other Events.

	On February 29, 2000, the Board of Directors of Conestoga Enterprises, Inc. (the Registrant) declared a dividend distribution of one the right (a Right) to purchase one share of common stock, par value $1.00 per share (the Common Stock), for each outstanding share of the Common Stock of the Registrant to shareholders of record at the close of business on April 1, 2000 (the Record Date) at a price of $180.00 (as the same may be adjusted, the Purchase Price) per share. The description and terms of the Rights are set forth in a Rights Agreement (as the same may be amended from time to time, the Rights Agreement) dated as of March 1, 2000, between the Company and First Union National Bank as Rights Agent (the Rights Agent). A summary of the terms of the Rights Agreement is attached to the Rights Agreement as Exhibit B.

	Initially, the Rights will be evidenced by all Common Stock certificates representing shares then outstanding, and no separate Rights certificates will be distributed. The Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) 10 business days following a public announcement that a person or a group of affiliated or associated persons (an Acquiring Person) has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of Common Stock (the Stock Acquisition Date), or (ii) 10 business days following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 15% or more of such outstanding shares of Common Stock. Until the
Distribution Date, (i) the Rights will be evidenced by such Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference, and
(iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the
Rights associated with the Common Stock represented by such certificates. As soon as practicable following the
Distribution Date, separate certificates evidencing the Rights (Right Certificates) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution
Date and, thereafter, such separate Rights Certificates alone will evidence the rights.
	The Rights are not exercisable until the Distribution Date and will expire at the close of business on March 1, 2010, unless earlier redeemed by the Company as described below.
	In the event that (i) the Company is the surviving corporation in a merger or the acquiring corporation in a statutory share exchange with an Acquiring Person and its
Common Stock is not changed or exchanged, (ii) an Acquiring Person engages in certain self dealing transactions with the Company, (iii) a Person (other than the Company and its affiliates) becomes the beneficial owner of 15% or more of the then outstanding shares of Common Stock, or (iv) during a time that there is an Acquiring Person, one or more specified events occur that result in such Acquiring Persons ownership interest in the Company being increased by more than 1%, the Rights Agreement provides that proper provision shall be made so that each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the
Company) having a value equal to two (2) times the exercise
price of the Right.
	For example, at an exercise price of $180.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties and transferees of the Acquiring Person) following an event set forth in the preceding paragraph would entitle its holder to purchase $360.00 worth of Common Stock
(or other consideration, as noted above) for $180.00. Assuming that the Common Stock had a per share value of $180.00 at such time, the holder of each valid Right would be entitled to purchase two shares of Common Stock for $180.00.
	In the event that, at any time following the Distribution Date, (i) the Company is acquired in a merger, statutory share exchange or other business combination transaction in which the Company is not the surviving corporation, (ii) the Company engages in a merger or other business combination transaction with another person in which the Company is the surviving corporation, but in which its Common Stock is changed or exchanged, or (iii) 50% or more of the Companys assets or earning power is sold or transferred, the Rights Agreement provides that proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon exercise of the Right, common stock or other consideration of the acquiring company having a value equal to two (2) times the exercise price of the Right.
	Notwithstanding any of the foregoing, following the occurrence of any of the events set forth in the preceding paragraph and the third preceding paragraph (the Triggering Events ), any Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person shall immediately become null and void. Also, under no circumstances may a Right be exercised following the occurrence of an event set forth in clause (iii) of the third preceding paragraph prior to expiration of the Companys right of redemption.
	The Purchase Price shall be paid, at the option of the holder, in cash or shares of Common Stock having an equivalent value. The Purchase Price payable, and the number of shares of Common Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock, (ii) upon the grant to holders of the Common
Stock of certain rights or warrants to subscribe for Common
Stock or convertible securities at less than the then current market price of Common Stock, or (iii) upon the distribution to holders of the Common Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than the Rights).
	No adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares will be issued upon exercise of a Right and, in lieu thereof, an adjustment in cash will be made based on the market price of the Common Stock on the last trading date prior to the date of exercise.
	The term Continuing Directors means any member of the Board of Directors of the Company who was a member of the Board prior to the date of the Rights Agreement, and any person who is subsequently elected to the Board if such person is recommended or approved by a majority of the Continuing Directors, but shall not include an Acquiring Person, or any affiliate or associate of an Acquiring Person, or any representative of an Acquiring Person or of an affiliate or associate of an Acquiring Person.
	At any time until ten (10) business days following the Stock Acquisition Date, the Board of Directors may cause the Company to redeem the Rights in whole, but not in part, at a price of $0.01 per Right, subject to adjustment (the
Redemption Price); provided, however, if the Board of Directors of the Company authorizes redemption of the Rights in either of the circumstances set forth in clauses (i) and (ii) below, then such authorization requires the concurrence of a majority of Continuing Directors then in office: (i) such authorization occurs on or after the time a person or group acquires beneficial ownership of 15% or more of the outstanding Common Stock, or (ii) such authorization occurs on or after the date of a change in a majority of the directors resulting from a
proxy solicitation if the solicitor (or any participant in the solicitation) indicates an intention to become an Acquiring Person or to cause a Triggering Event. Thereafter, the
Companys right of redemption may be reinstated if an Acquiring Person reduces his beneficial ownership to 10% or less of the outstanding shares of Common Stock in a transaction or series of transactions not involving the Company and there is then no other Acquiring Person.
	Immediately upon the action of the Board of Directors of the Company, with, where required, the concurrence of the Continuing Directors, ordering redemption of the Rights, the Rights will terminate and the only right of the holders of
Rights will be to receive the Redemption Price.
	Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.
	No amendment of the Rights Agreement may change the Purchase Price, Redemption Price or final expiration date or may reduce the number of shares of Common Stock for which a
Right is exercisable unless such amendment is approved by a majority of the Continuing Directors then in office. Subject to those restrictions, the provisions of the Rights Agreement may be amended by the Board of Directors, prior to the Distribution Date, in any manner, including without limitation shortening or lengthening any redemption period. After the Distribution Date, amendments may not be made to lengthen any redemption period, but other amendments or modifications not adverse to the interests of Rights holders may be made.
	On March 10, 2000, the Company mailed a description of the Rights Plan to its shareholders and issued a press release describing the Rights Plan.
	The information contained in the Rights Plan, the letter to shareholders and the press release are filed herewith as Exhibits 4, 99(a) and 99(b), respectively, and are incorporated herein by reference.
Item 7.	Financial Statements and Exhibits

(c)	Exhibits

	4	Rights Agreement, dated March 1, 2000
	99(a)		Press Release, dated February 29, 2000
	99(b)		Letter to shareholders, dated March 10,
				2000, announcing adoption of
				Shareholder Rights Plan

SIGNATURES

	Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

		CONESTOGA ENTERPRISES, INC.

	By:
	Name:  Albert H. Kramer
	Title:	President

Date:  March    , 2000




Exhibit 4


CONESTOGA ENTERPRISES, INC.
and
FIRST UNION NATIONAL BANK
Rights Agent

Rights Agreement
Dated as of March 1, 2000

TABLE OF CONTENTS
Section 1. Certain Definitions 1
Section 2. Appointment of Rights Agent 4
Section 3. Issuance of Rights Certificates 4
Section 4. Form of Rights Certificates 6
Section 5. Countersignature and Registration 7
Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates 8
Section 7. Exercise of Rights; Purchase Price; Expiration
		Date of Rights 8
Section 8. Cancellation and Destruction of Rights
Certificates 10
Section 9. Reservation and Availability of Capital Stock 11
Section 10. Common Stock Record Date 12
Section 11. Adjustment of Purchase Price, Number and Kind of
		Shares and Number of Rights 12
Section 12. Certificate of Adjusted Purchase Price or Number
		of Shares 21
Section 13. Consolidation, Merger or Sale or Transfer of
		Assets or Earning Power 21
Section 14. Fractional Rights and Fractional Shares 23
Section 15. Rights of Action 24
Section 16. Agreement of Rights Holders 24
Section 17. Rights Certificate Holder Not Deemed a
            Shareholder 25
Section 18. Concerning the Rights Agent 25
Section 19. Merger or Consolidation or Change of Name
		of Rights Agent 26
Section 20. Duties of Rights Agent 26
Section 21. Change of Rights Agent 28
Section 22. Issuance of New Rights Certificates 29
Section 23. Redemption and Termination 29
Section 24. Notice of Certain Events 30
Section 25. Notices 31
Section 26. Supplements and Amendments 32
Section 27. Successors 32
Section 28. Determinations and Actions by the Board of
		Directors, etc. 33
Section 29. Benefits of this Agreement 33
Section 30. Severability 33
Section 31. Governing Law 33
Section 32. Counterparts 34
Section 33. Descriptive Headings 34

EXHIBITS
EXHIBIT A  FORM OF RIGHTS CERTIFICATE 1
EXHIBIT B  CONESTOGA ENTERPRISES, INC. SUMMARY OF RIGHTS
		TO PURCHASE COMMON STOCK 1

RIGHTS AGREEMENT
RIGHTS AGREEMENT, dated as of March 1, 2000 (the Agreement), between Conestoga Enterprises, Inc, a Pennsylvania corporation (the Company), and FIRST UNION NATIONAL BANK, a national banking corporation (the Rights Agent).
BACKGROUND:
	On February 29, 2000 (the Rights Dividend Declaration
Date), the Board of Directors of the Company authorized and declared a dividend distribution of one right (a Right) for each share of common stock, par value $1.00 per share, of the Company (the Common Stock) outstanding at the close of business on April 1, 2000 (the Record Date), and has authorized the issuance of one Right for each share of Common Stock of the Company issued between the Record Date and the Distribution
Date, each Right initially representing the right to purchase one share of Common Stock of the Company, upon the terms and subject to the conditions set forth herein.
	NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and intending to be legally bound, the parties hereby agree as follows:
Section 1.	Certain Definitions TC Section 1.	Certain
Definitions \f C \l 1. For purposes of this Agreement, the following terms have the meanings indicated:
 (a)	Acquiring Person shall mean any Person who or
which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding, but shall not include the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the
Company, or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan.
(b)	Adjustment Shares shall have the meaning set
forth in Section 11(a)(ii).
(c)	Affiliate and Associate shall have the
respective meanings ascribed to such terms in Rule 12b2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the Exchange Act), as in effect on the date of this Agreement.
(d)	A Person shall be deemed the Beneficial Owner
of, and shall be deemed to beneficially own, any securities:
(i)	which such Person or any of such
Persons Affiliates or Associates, directly or
indirectly, has the right to acquire (whether
such right is exercisable immediately or only
after the passage of time) pursuant to any
agreement, arrangement or understanding
(whether or not in writing) or upon the
exercise of conversion rights, exchange
rights, rights, warrants or options, or
otherwise; provided, however, that a Person
shall not be deemed the Beneficial Owner of,
or to beneficially own, (A) securities
tendered pursuant to a tender or exchange
offer made by such Person or any of such
Persons Affiliates or Associates until such
tendered securities are accepted for purchase
or exchange, or (B) securities issuable upon
exercise of Rights at any time prior to the
occurrence of a Triggering Event;
(ii)	which such Person or any of such
Persons Affiliates or Associates, directly or
indirectly, has the right to vote or direct
the voting of or to dispose of or direct the
disposition of or beneficial ownership of (as
determined pursuant to Rule 13d3 of the
General Rules and Regulations under the
Exchange Act, as in effect on the date of
this Agreement), including pursuant to any
agreement, arrangement or understanding,
whether or not in writing; provided, however,
that a Person shall not be deemed the
Beneficial Owner of, or to beneficially own,
any security under this subparagraph (ii) as
a result of an agreement, arrangement or
understanding to vote such security if such
agreement, arrangement or understanding: (A)
arises solely from a revocable proxy given in
response to a public proxy or consent
solicitation made pursuant to, and in
accordance with, the applicable provisions of
the General Rules and Regulations under the
Exchange Act, and (B) is not also then
reportable by such Person on Schedule 13D
under the Exchange Act (or on any comparable
or successor report); or
(iii)	which are beneficially owned, directly
or indirectly, by any other Person (or any
Affiliate or Associate thereof) with which
such Person (or any of such Persons
Affiliates or Associates) has any agreement,
arrangement or understanding (whether or not
in writing), for the purpose of acquiring,
holding, voting (except pursuant to a
revocable proxy as described in the proviso
to subparagraph (ii) of this paragraph (d))
or disposing of any voting securities of the
Company.
(e)	Business Day shall mean any day other than a
Saturday, Sunday or a legal holiday on which the New York Stock Exchange is closed.
(f)	Close of Business on any given date shall
mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.
(g)	Common Stock shall mean the common stock, par
value $1.00 per share, of the Company, except that Common Stock when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power or the equity securities or other equity interest having power to control or direct the management of such
Person.
(h)	Common stock equivalent shall have the
meaning set forth in Section 11(a)(iii).
(i)	Continuing Director shall mean (i) any member
of the Board of Directors of the Company, while such Person is a member of the Board, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any Affiliate or Associate of an Acquiring Person, and was a member of the Board prior to the date of this Agreement, or (ii) any Person who subsequently becomes a member of the Board, while such person is a member of the Board, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any Affiliate or Associate of an Acquiring Person, if such Persons nomination for election or election to the Board is recommended or
approved by a majority of the Continuing Directors.
(j)	Current market price shall have the meaning
set forth in Section 11(d).
(k)	Current Value shall have the meaning set
forth in Section 11(a)(iii).
(l)	Distribution Date shall mean the earlier of
(i) the close of business on the tenth business day after the Stock Acquisition Date, or (ii) the close of business on the tenth business day after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14e2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would be the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding.
(m)	Equivalent common stock shall have the
meaning set forth in Section 11(b).
(n)	Expiration Date and Final Expiration Date
shall have the meanings set forth in Section 7(a).
(o)	Outstanding Certificates shall mean
certificates representing shares of Common Stock in respect of which Rights have been issued which were issued after the
Record Date and prior to the date of this Agreement and which were outstanding as of the date of this Agreement.
(p)	Person shall mean any individual, firm,
corporation, partnership or other entity.
(q)	Principal Party shall have the meaning set
forth in Section 13(b).
(r)	Purchase Price shall have the meaning set
forth in Section 4, as the same may be adjusted from time to time pursuant to the provisions of this Agreement.
(s)	Record Date shall have the meaning set forth
in the Background section of this Agreement.
(t)	Redemption Price shall have the meaning set
forth in Section 23.
(u)	Rights Dividend Declaration Date shall have
the meaning set forth in the Background section  of this
Agreement.
(v)	Section 11(a)(ii) Event shall mean any event
described in Section 11(a)(ii)(A), (B) or (C) hereof.
(w)	Section 13 Event shall mean any event
described in clauses (w), (x), (y) or (z) of Section 13(a)
hereof.
(x)	Spread shall have the meaning set forth in
Section 11(a)(iii).
(y)	Stock Acquisition Date shall mean the first
date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange Act) by the
Company or an Acquiring Person that a Person has become an
Acquiring Person.
(z)	Subsidiary shall mean, with reference to any
Person, any corporation or other entity of which an amount of voting securities sufficient to elect a majority of the directors or Persons having similar authority of such
corporation or other entity is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.
(aa)	Substitution Period shall have the meaning
set forth in Section 11(a)(iii).
(bb)	Trading Day shall have the meaning set forth
in Section 11(d).
(cc)	Triggering Event shall mean any Section
11(a)(ii) Event or any Section 13 Event.
Section 2.	Appointment of Rights Agent TC Section 2.
	Appointment of Rights Agent \f C \l 1. The Company hereby appoints the Rights Agent to act as agent for the
Company and the holders of the Rights (who, in accordance with
Section 3 hereof, shall, prior to the Distribution Date, also be holders of Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co Rights Agents as it may deem necessary or appropriate.
Section 3.	Issuance of Rights Certificates TC Section 3.
	Issuance of Rights Certificates \f C \l 1.
(a)	Until the Distribution Date, (i) the Rights
will be evidenced (subject to the provisions of paragraph (b),
(c) and (d) of this Section 3) by the certificates for the
Common Stock registered in the names of the holders of the
Common Stock (which certificates for Common Stock shall be
deemed also to be certificates for Rights) and not by separate certificates, and (ii) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, the Rights Agent will send by first class, postage prepaid mail, to each such record holder of the Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more right certificates, in substantially the form of Exhibit A hereto (the Rights Certificates), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(i) hereof, at the time of distribution of the Rights Certificates the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.
(b)	As promptly as practicable following the
Record Date, the Company will send a copy of a Summary of
Rights, in substantially the form attached hereto as Exhibit B (the Summary of Rights) by first class, postage prepaid mail, to each record holder of Common Stock as of the close of
business on the Record Date, at the address of such holder
shown on the records of the Company. As soon as practicable after the date of this Agreement, the Company shall file with the Securities and Exchange Commission the full text of this Agreement and a summary thereof in substantially the form of the Summary of Rights. With respect to certificates for the Common Stock outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates for the Common Stock and the registered holders of such Common Stock shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date (as such term is defined in Section 7 hereof), the transfer of any certificates representing shares of Common Stock in respect of which Rights have been issued
shall also constitute the transfer of the Rights associated
with such shares of Common Stock.
(c)	Rights shall be issued in respect of all
shares of Common Stock which are issued after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date (including the issuance of Common Stock pursuant to the exercise of rights under the Companys benefit plans and pursuant to the conversion of the Companys
Convertible Preferred Stock), unless the Board of Directors provides to the contrary by resolution adopted at or before the time of the issuance. Certificates representing such shares of subsequently issued Common Stock shall also be deemed to be certificates for Rights.
(d)	Any Outstanding Certificates shall be deemed
to bear, and, except as set forth in the previous clause, any certificates issued by the Company after the date of this Agreement, that represent shares of Common Stock in respect of which Rights have been issued shall bear, the following legend:
This certificate also evidences and entitles the
holder hereof to certain Rights as set forth in the
Rights Agreement between Conestoga Enterprises, Inc. (the Company) and First Union National Bank (the Rights Agent)
dated as of March 1, 2000 (as such Rights Agreement may
be amended from time to time, the Rights Agreement), the
terms of which are hereby incorporated herein by
reference and a copy of which is on file at the principal
offices of the Company. Under certain circumstances, as
set forth in the Rights Agreement, such Rights will be
evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights
Agreement, as in effect on the date of mailing, without
charge promptly after receipt of a written request
therefor.  Under certain circumstances set forth in the
Rights Agreement, Rights issued to, or held by, any
Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on
behalf of such Person or by any subsequent holder, may
become null and void, and the transfer of such Rights may
be deemed to be restricted.
	With respect to such certificates containing the foregoing legend (or deemed to contain such legend), until the earlier of (i) the Distribution Date or (ii) the Expiration
Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates.
Notwithstanding this paragraph (d), the omission of a
legend shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights.
Section 4.	Form of Rights Certificates TC Section 4.
	Form of Rights Certificates \f C \l 1.
 (a)	The Rights Certificates (and the forms of
election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of the National Association of Securities Dealers, Inc. or any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and
Section 22 hereof, the Rights Certificates, whenever
distributed, shall be dated as of the Record Date (or in the case of Rights issued in respect of Common Stock issued by the Company after the Record Date, as of the date of issuance of such Common Stock), shall note the date of issuance, and on
their face shall entitle the holders thereof to purchase such number of shares of Common Stock as shall be set forth therein at the price set forth therein (such exercise price per share being referred to herein as the Purchase Price), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.
(b)	Any Rights Certificate issued pursuant to
Section 3(a) or Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate of Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e) hereof, and any Rights Certificate issued pursuant to
Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall bear (to the extent feasible) the following legend:
The Rights represented by this Rights Certificate
are or were beneficially owned by a Person who was or
became an Acquiring Person or an Affiliate or Associate
of an Acquiring Person (as such terms are defined in the
Rights Agreement).  Accordingly, this Rights Certificate
and the Rights represented hereby may become null and
void in the circumstances specified in Section 7(e) of
such Agreement, and the transfer of such Rights may be
deemed to be restricted.
Section 5.	Countersignature and Registration TC Section
5.	Countersignature and Registration \f C \l.1
(a)	The Rights Certificates shall be executed on
behalf of the Company by its Chairman of the Board, its
President or any Vice President, either manually or by
facsimile signature, and shall have affixed thereto the
Companys seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by a facsimile signature. The Rights Certificates shall be countersigned by an authorized signatory of the Rights Agent but it shall not be necessary for the same signatory to countersign all of the Rights Certificates issued hereunder.
The Rights Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the
Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such
Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.
(b)	Following the Distribution Date, the Rights
Agent will keep or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates and the date of each of the Rights Certificates.
Section 6.	Transfer, Split Up, Combination and Exchange
of Rights Certificates; Mutilated, Destroyed, Lost or Stolen
Rights Certificates TC Section 6.	Transfer, Split Up,
Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates \f C \l 1.
(a)	Subject to the provisions of Section 4(b),
Section 7(e) and Section 14 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Rights
Certificate or Certificates may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of shares of Common Stock (or, following a
Triggering Event, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder (or former holder in the case of transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights
Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b),
Section 7(e) and Section 14 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment from the holder of the Rights of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.
(b)	Upon receipt by the Company and the Rights
Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the
Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the
Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and
delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.
Section 7.	Exercise of Rights; Purchase Price;
Expiration Date of Rights TC Section 7.	Exercise of
Rights; Purchase Price; Expiration Date of Rights \f C \l
1.
(a)	Subject to Section 7(e) and the last sentence
of Section 23(a) hereof, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c),
Section 11(a)(iii) and Section 13(a) hereof) in whole or in
part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of shares of Common Stock (or other securities or property, as the case may be) as to which such surrendered
Rights are then exercisable, at or prior to the earlier of (i) the close of business on March 1, 2010 (the Final Expiration
Date), or (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the earlier of (i) and (ii)
being herein referred to as the Expiration Date).
(b)	The Purchase Price for each share of Common
Stock pursuant to the exercise of a Right shall initially be $180.00, and shall be subject to adjustment from time to time as provided in Section 11 hereof and shall be payable in accordance with paragraph (c) below.
(c)	Upon receipt of a Rights Certificate
representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the
Purchase Price per share of Common Stock (or other shares, securities or property, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly, (i) (A) requisition from any transfer agent of the shares of Common Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of shares of Common Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B), if the Company shall have elected to deposit the total number of shares of Common Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of shares of
Common Stock as are to be purchased (in which case certificates for the shares of Common Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate.  The payment of the Purchase Price (as such amount may be reduced (including to zero) pursuant to Section 11(a)(iii) hereof) may be made in any combination of (x) cash or certified bank check or bank draft payable to the order of the Company, or (y) delivery of a certificate or certificates (with appropriate stock power executed in blank attached thereto) for whole numbers of shares of Common Stock, which shall be credited at their current market price (as determined pursuant to Section 11(d) hereof).
If the Company receives payment from any holder of Rights in a number of whole shares of Common Stock with a current market price (as determined pursuant to Section 11(d) hereof) that exceeds the total Purchase Price due from such holder, the Company may, at its election, (i) accept only such whole number of shares with a current market price (as determined pursuant to Section 11(d) hereof) that is less than the total Purchase Price and require that the balance of the total Purchase Price be paid under clause (x), above, or (ii) make a cash refund of the difference between the current market price (as determined pursuant to Section 11(d) hereof) of the whole number of shares received and the total Purchase Price due from such holder. In the event that the Company is obligated to issue other securities of the Company, pay cash and or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and or other property are available for distribution by the Rights Agent, if and when appropriate.
(d)	In case the registered holder of any Rights
Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the
Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.
(e)	Notwithstanding anything in this Agreement to
the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, (i) any Rights beneficially owned by an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) any Rights transferred by an Acquiring Person (or any such Associate or Affiliate) after the Acquiring Person becomes such, or (iii) any Rights transferred by an Acquiring Person (or any such Associate or Affiliate) prior to or concurrently with the Acquiring Person becoming such and if the transferee receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such
Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section
4(b) hereof are complied with, but shall have no liability to any holder of Rights Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.
(f)	Notwithstanding anything in this Agreement to
the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall
have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.
Section 8.	Cancellation and Destruction of Rights
Certificates TC Section 8.	Cancellation and Destruction of
Rights Certificates \f C \l 1. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof.  The
Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.
Section 9.	Reservation and Availability of Capital Stock
TC Section 9.	Reservation and Availability of Capital Stock
\f C \l 1
(a)	The Company covenants and agrees that prior
to the occurrence of a Triggering Event it will cause to be reserved and kept available out of its authorized and unissued shares of Common Stock, the number of shares of Common Stock that, except as provided in Section 11 (a)(iii) hereof and without consideration of the adjustments under Section
11(a)(ii), will be sufficient to permit the exercise in full of all outstanding Rights. The Company covenants and agrees that following the occurrence of a Triggering Event it will cause to be reserved and kept available out of its authorized and unissued shares of Common Stock and or other securities, the number of shares of Common Stock and or other securities that, except as provided in Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.
(b)	The Company shall use its best efforts to
cause, from and after such time as the Rights become
exercisable, all shares reserved for such issuance to be listed with the National Association of Securities Dealers, Inc. or on any national securities exchange on which the Companys Common Stock then trades upon official notice of issuance upon such exercise.
(c)	The Company shall use its best efforts to (i)
file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act of 1933 (the Act), with respect to the securities purchasable upon exercise of the
Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the date of the expiration of the Rights.
The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or blue sky laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement. Upon any such suspension, the Company shall issue a public announcement stating, and notify the Rights Agent, that the exercisability of the Rights has been temporarily suspended, as well as a
public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained.
(d)	The Company covenants and agrees that it will
take all such action as may be necessary to ensure that all Common Stock and or other securities delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.
(e)	The Company further covenants and agrees that
it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for shares of Common Stock and or other securities, as the case may be, upon the exercise of Rights.
The Company shall not, however, be required (i) to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of Common Stock and or other securities, as the case may be, in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or, (ii) to issue or deliver any certificates for Common Stock and or other securities, as the case may be, in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of
such Rights Certificate at the time of surrender) or until it has been established to the Companys satisfaction that no such tax is due.
Section 10.	Common Stock Record Date TC Section 10.
	Common Stock Record Date \f C \l 1. Each person in whose name any certificate for shares of Common Stock and or other securities, as the case may be, is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares represented thereby on, and
such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the total Purchase Price therefor (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the applicable stock transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the applicable stock transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a shareholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
Section 11.	Adjustment of Purchase Price, Number and Kind
of Shares and Number of Rights TC Section 11.	Adjustment of
Purchase Price, Number and Kind of Shares and Number of Rights
\f C \l 1. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this
Section 11.
(a)	(i)	In the event the Company shall at any
time after the date of this Agreement (A) declare a
dividend on the Common Stock payable in shares of
Common Stock, (B) subdivide or split the
outstanding Common Stock, (C) combine the
outstanding Common Stock into a smaller number of
shares, or (D) issue any shares of its capital
stock in a reclassification of the Common Stock
(including any such reclassification in connection
with a consolidation or merger in which the Company
is the continuing or surviving corporation), except
as otherwise provided in this Section 11(a) and
Section 7(e) hereof, the Purchase Price in effect
at the time of the record date for such dividend or
at the time of the effective date of such
subdivision, combination or reclassification, and
or the number and kind of shares of Common Stock or
capital stock, as the case may be, issuable on such
date, shall be proportionately adjusted so that the
holder of any Right exercised after such time shall
be entitled to receive, upon payment of the
Purchase Price then in effect, the aggregate number
and kind of shares of Common Stock or capital
stock, as the case may be, which, if such Right had
been exercised immediately prior to such date and
at a time when the Common Stock transfer books of
the Company were open, he would have owned upon
such exercise and been entitled to receive by
virtue of such dividend, subdivision, combination
or reclassification; provided, however, that in the
case of a dividend on the Common Stock payable in
shares of Common Stock as referenced in clause (A)
of this Section 11(a)(i), where the record date of
such dividend is prior to the Distribution Date and
where each share of Common Stock issued pursuant to
such dividend is issued Rights under Section 3(c)
hereof, then in such case the Purchase Price shall
be reduced (and no other adjustment shall be made
pursuant to this Section 11(a)(i)) on the record
date of such dividend to a number which is equal to
the result obtained by multiplying the Purchase
Price then in effect by a fraction, the numerator
of which is the number of Rights outstanding prior
to such dividend and the denominator of which is
the number of Rights outstanding immediately
following such dividend.  If an event occurs which
would require an adjustment under both this Section
11(a)(i) and Section 11(a)(ii) hereof, the
adjustment provided for in this Section 11(a)(i)
shall be in addition to, and shall be made prior
to, any adjustment required pursuant to Section
11(a)(ii) hereof.
(ii)	In the event:
(A)	any Acquiring Person or any
Associate or Affiliate of any Acquiring
Person, at any time after the date of
this Agreement, directly or indirectly,
(1) shall merge into the Company or
otherwise combine with the Company and
the Company shall be the continuing or
surviving corporation of such merger or
combination and the Common Stock of the
Company shall remain outstanding and
unchanged, (2) shall effect a statutory
share exchange with the Company, after
which the Company is not a Subsidiary
of any Acquiring Person or any
Associate or Affiliate of any Acquiring
Person, (3) shall, in one or more
transactions, other than in connection
with the exercise of Rights or the
exercise or conversion of securities
exercisable or convertible into capital
stock of the Company or any of its
Subsidiaries, transfer any assets to
the Company or any of its Subsidiaries
in exchange (in whole or in part) for
shares of any class of capital stock of
the Company or any of its Subsidiaries
or for securities exercisable for or
convertible into shares of any class of
capital stock of the Company or any of
its Subsidiaries or otherwise obtain
from the Company or any of its
Subsidiaries, with or without
consideration, any additional shares of
any class of capital stock of the
Company or any of its Subsidiaries or
securities exercisable for or
convertible into shares of any class of
capital stock of the Company or any of
its Subsidiaries (other than as part of
a pro rata distribution to all holders
of Common Shares), (4) shall sell,
purchase, lease, exchange, mortgage,
pledge, transfer or otherwise dispose
(in one or more transactions), to,
from, with or of, as the case may be,
the Company or any of its Subsidiaries,
assets, including securities, on terms
and conditions less favorable to the
Company than the Company would be able
to obtain in arms length negotiation
with an affiliated third party, (5)
shall receive any compensation from the
Company or any of the Companys
Subsidiaries other than compensation
for services as a director or for full
time employment as a regular employee,
in either case at rates in accordance
with the Companys (or its Subsidiaries)
past practices, or (6) shall receive
the benefit, directly or indirectly
(except proportionately as a
shareholder), of any loans, advances,
guarantees, pledges, or other financial
assistance or any tax credits or other
tax advantage provided by the Company
or any of its Subsidiaries, or
(B)	any Person (other than the
Company, any Subsidiary of the Company,
any employee benefit plan of the
Company or of any Subsidiary of the
Company, or any Person or entity
organized, appointed or established by
the Company for or pursuant to the
terms of any such plan), alone or
together with its Affiliates and
Associates, shall, at any time after
the Rights Dividend Declaration Date,
become the Beneficial Owner of 15% or
more of the shares of Common Stock then
outstanding, other than pursuant to any
transaction set forth in Section 13(a)
hereof,
(C)	during such time as there is an
Acquiring Person, there shall be any
reclassification of securities
(including any reverse stock split), or
recapitalization of the Company, or any
merger or consolidation of the Company
with any of its Subsidiaries or any
other transaction or series of
transactions involving the Company or
any subsidiary of the Company (whether
or not with or into or otherwise
involving an Acquiring Person) which
has the effect, directly or indirectly,
of increasing by more than 1% the
proportionate share of the outstanding
shares of any class of equity
securities or of securities exercisable
for or convertible into securities of
the Company or any of its Subsidiaries
that is directly or indirectly owned by
any Acquiring Person or any Associate
or Affiliate of any Acquiring Person,
then within five (5) days after the
date of the occurrence of an event
described in Section 11(a)(ii)(B)
hereof and promptly following the
occurrence of any event described in
Section 11 (a)(ii)(A) or (C) hereof,
proper provision shall be made by the
Company so that each holder of a Right
(except as provided below and in
Section 7(e) hereof) shall thereafter
have the right to receive, upon
exercise thereof at the then current
Purchase Price in accordance with the
terms of this Agreement, in lieu of the
number of shares of Common Stock for
which the Rights were theretofore
exercisable, such number of shares of
Common Stock of the Company as shall
equal the result obtained by (x)
multiplying the then current Purchase
Price by the then number of shares of
Common Stock for which a Right was
exercisable immediately prior to the
first occurrence of a Section 11
(a)(ii) Event and dividing that product
(which, following such first
occurrence, shall thereafter be
referred to as the Purchase Price for
each Right and for all purposes of this
Agreement) by (y) 50% of the current
market price (determined pursuant to
Section 11(d) hereof) per share of
Common Stock on the date of such first
occurrence (such number of shares, the
Adjustment Shares).
(iii)	In the event that the number of shares
of Common Stock which are authorized by the
Companys articles of incorporation but not
outstanding or reserved for issuance for
purposes other than upon exercise of the
Rights are not sufficient to permit the
exercise in full of the Rights in accordance
with the foregoing subparagraph (ii) of this
Section 11(a), and subject to such
limitations as are necessary to prevent a
default under any agreement for money
borrowed as presently constituted to which
the Company is a part and subject to any
limitations contained in Section 1551 of the
Pennsylvania Business Corporation Law of
1988, as amended, the Company shall: (A)
determine the excess of (1) the value of the
Adjustment Shares issuable upon the exercise
of a Right (the Current Value) over (2) the
Purchase Price (such excess, the Spread), and
(B) with respect to each Right, make adequate
provision to substitute for the Adjustment
Shares, upon payment of the applicable
Purchase Price, (1) cash, (2) a reduction in
the Purchase Price, (3) Common Stock or other
equity securities of the Company (including,
without limitation, shares, or units of
shares, of preferred stock which the Board of
Directors of the Company has deemed to have
the same value as shares of Common Stock
(such shares of preferred stock, common stock
equivalents)), (4) debt securities of the
Company, (5) other assets, or (6) any
combination of the foregoing, having an
aggregate value equal to the Current Value,
where such aggregate value has been
determined by the Board of Directors of the
Company based upon the advice of a nationally
recognized investment banking firm selected
by the Board of Directors of the Company;
provided, however if the Company shall not
have made adequate provision to deliver value
pursuant to clause (B) above within thirty
(30) days following the first occurrence of a
Section 11(a)(ii) Event, then the Company
shall be obligated to deliver, upon the
surrender for exercise of a Right and without
requiring payment of the Purchase Price,
shares of Common Stock (to the extent
available) and then, if necessary, cash,
which in the aggregate are equal in value to
the Spread. If the Board of Directors of the
Company shall determine in good faith that it
is likely that sufficient additional shares
of Common Stock could be authorized for
issuance upon exercise in full of the Rights,
the thirty (30) day period set forth above
may be extended to the extent necessary, but
not more than ninety (90) days following the
first occurrence of a Section 11(a)(ii)
Event, in order that the Company may seek
shareholder approval for the authorization of
such additional shares (such period, as it
may be extended, the Substitution Period).
To the extent that the Company determines
that some action needs to be taken pursuant
to the first and or second sentences of this
Section 11(a)(iii), the Company (x) shall
provide, subject to Section 7(e) hereof, that
such action shall apply uniformly to all
outstanding Rights, and (y) may suspend the
exercisability of the Rights until the
expiration of the Substitution Period in
order to seek any authorization of additional
shares and or to decide the appropriate form
of distribution to be made pursuant to such
first sentence and to determine the value
thereof.  In the event of any such
suspension, the Company shall issue a public
announcement stating that the exercisability
of the Rights has been temporarily suspended,
as well as a public announcement at such time
as the suspension is no longer in effect.
For purposes of this Section 11(a)(iii), the
value of the Common Stock shall be the
current market price (as determined pursuant
to Section 11(d) hereof) per share of the
Common Stock on the date of the first
occurrence of a Section 11(a)(ii) Event and
the value of any common stock equivalent
shall be deemed to have the same value as the
Common Stock on such date.
(b)	In case the Company shall fix a record date
for the issuance of rights, options or warrants to all holders of Common Stock entitling them to subscribe for or purchase
(for a period expiring within forty five (45) calendar days
after such record date) Common Stock (or shares having the same rights, privileges and preferences as the shares of Common
Stock (equivalent common stock)) or securities convertible into Common Stock or equivalent common stock at a price per share of Common Stock or per share of equivalent common stock (or having a conversion price per share, if a security convertible into Common Stock or equivalent common stock) less than the current market price (as determined pursuant to Section 11(d) hereof)
per share of Common Stock on such record date, the Purchase
Price to be in effect after such record date shall be
determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common
Stock outstanding on such record date, plus the number of
shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock and or equivalent common stock so to be offered (and or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Common Stock outstanding on such record date, plus the number of additional shares of Common Stock and or equivalent common stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation.
Such adjustment shall be made successively whenever such a
record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.
(c)	In case the Company shall fix a record date
for a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation)
or evidence of indebtedness, cash (other than a regular
quarterly cash dividend out of the earnings or retained
earnings of the Company), assets (other than a dividend payable in Common Stock, but including any dividend payable in stock other than Common Stock) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price (as determined pursuant to Section 11(d) hereof) per share of
Common Stock on such record date, less the fair market value
(as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Common Stock and the denominator of which shall be such current market price (as determined pursuant to Section 11(d) hereof) per share of Common Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.
(d)	For the purpose of any computation hereunder,
other than computations made pursuant to Section 11(a)(iii) hereof, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following such date; provided, however, that in the event that the current market price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and prior to the expiration of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, after the exdividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current market price shall be properly adjusted to take into account exdividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale
takes place on such day, the average of the closing bid and
asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common
Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last reported sale price as reported on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System (NASDAQ), or in case no such reported sale takes place on such day, the average of the reported closing bid and asked quotations in such System, or such other system then in use, or, if on any such date the shares of Common Stock are not
quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors of the Company shall be used. The term Trading Day shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day.
If the Common Stock is not publicly held or not so listed or traded, current market price per share shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.
(e)	Anything herein to the contrary
notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this
Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.
All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten thousandth of a share of Common Stock or other share, as the case may be.
Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.
(f)	If as a result of an adjustment made pursuant
to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Right and or the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Section 11(a), (b), (c), (e), (g),
(h), (i), (j), (k), and (m), and the provisions of Sections 7,
9, 10, 13 and 14 hereof with respect to the Common Stock shall apply on like terms to any such other shares.
(g)	All Rights first issued by the Company
subsequent to any adjustments made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Common Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
(h)	Unless the Company shall have exercised its
election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11 (b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter
evidence the right to purchase, at the adjusted Purchase Price, that number of shares of Common Stock (calculated to the nearest ten thousandth) obtained by (i) multiplying (x) the number of shares covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii)
dividing the product so obtained by the Purchase Price in
effect immediately after such adjustment of the Purchase Price.
(i)	The Company may elect on or after the date of
any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of shares of Common Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of shares of Common Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The
Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter,
but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of rights pursuant to this
Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.
(j)	Irrespective of any adjustment or change in
the Purchase Price or the number of shares of Common Stock issuable upon the exercise of the Rights, the Rights
Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of shares which were expressed in the initial Rights Certificates issued hereunder.
(k)	Before taking any action that would cause an
adjustment reducing the Purchase Price below the then stated or par value, if any, of the number of shares of Common Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Purchase Price.
(l)	In any case in which this Section 11 shall
require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the
Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such
exercise over and above the number of shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holders right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.
(m)	Anything in this Section 11 to the contrary
notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board of
Directors of the Company shall determine to be advisable in
order that any (i) consolidation or subdivision of the Common Stock, (ii) issuance wholly for cash of any shares of Common Stock at less than the current market price, (iii) issuance wholly for cash of shares of Common Stock or securities which by their terms are convertible into or exchangeable for shares of Common Stock, (iv) stock dividends or (v) issuance of
rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Common Stock shall not be taxable to such shareholders.
(n)	The Company covenants and agrees that it
shall not, at any time after the Distribution Date, (i) consolidate with any other Person, (ii) merge with or into any other Person, (iii) effect a statutory share exchange with any Person, or (iv) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons, if at the time of or immediately after such consolidation, merger, statutory share exchange or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.
(o)	The Company covenants and agrees that, after
the Distribution Date, it will not, except as permitted by
Section 23 or Section 26 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.
Section 12.	Certificate of Adjusted Purchase Price or
Number of Shares TC Section 12.	Certificate of Adjusted
Purchase Price or Number of Shares \f C \l 1. Whenever an adjustment is made as provided in Section 11 and Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, and (b) promptly file
with the Rights Agent, and with each transfer agent for the Common Stock, a copy of such certificate. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained, and shall not be obligated or responsible for calculating any adjustment nor shall it be deemed to have knowledge of any such adjustment unless and until it shall have received such a certificate.
Section 13.	Consolidation, Merger or Sale or Transfer of
Assets or Earning Power TC Section 13.	Consolidation, Merger
or Sale or Transfer of Assets or Earning Power \f C \l 1.
(a)	In the event that, following the Stock
Acquisition Date, directly or indirectly, (w) the Company shall consolidate with, or merge with and into, any other Person, and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (x) any Person
shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (y) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a Subsidiary of any other Person, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons, then, and in each such case, proper provisions shall be made so that:
(i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, nonassessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of shares of Common Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such shares for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence), and dividing that product (which, following the first occurrence of Section 13 Event, shall be referred to as the Purchase Price for each Right and for all purposes of this Agreement) by (2) 50% of the current market price (determined pursuant to Section 11(d) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such
Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13
Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term Company shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to ensure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.
(b)	Principal Party shall mean (i) in the case of
any transaction described in clause (w), (x) or (y) of the
first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger, consolidation or statutory share exchange, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and (ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions; provided, however, that in any such case, (1) if the Common Stock of such Person is not at
such time and has not been continuously over the preceding
twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect
Subsidiary of another Person the Common Stock of which is and has been so registered, Principal Party shall refer to such
other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the capital stocks of two or more of which are and have been so registered, Principal Party shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.
(c)	The Company shall not consummate any such
consolidation, merger, statutory share exchange, sale or
transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a)
and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger, statutory share exchange or sale of assets mentioned in paragraph (a) of this Section 13, the Principal Party will
(i)	prepare and file a registration
statement under the Act, with respect to the
Rights and the securities purchasable upon
exercise of the Rights on an appropriate
form, and will use its best efforts to cause
such registration statement to (A) become
effective as soon as practicable after such
filing and (B) remain effective (with a
prospectus at all times meeting the
requirements of the Act) until the Expiration
Date; and (ii) will deliver to holders of the
Rights historical consolidated financial
statements for the Principal Party and each
of its Affiliates which comply in all
respects with the requirements for
registration on Form 10 under the Exchange
Act.
The provisions of this Section 13 shall similarly apply
to successive mergers or consolidations or statutory share exchanges or sales or other transfers. In the event that a
Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall after the occurrence of a
Section 13 Event be exercisable in the manner described in
Section 13(a).
Section 14.	Fractional Rights and Fractional Shares TC
Section 14.	Fractional Rights and Fractional Shares \f C
\l 1.
(a)	The Company shall not be required to issue
fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing bid price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national
securities exchange on which the Rights are listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over the counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.
(b)	The Company shall not be required to issue
fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Common Stock. For purposes of this Section 14(b), the current market value of one share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to Section 11 (d) hereof) for the Trading Day immediately prior to the date of such exercise.
(c)	The holder of a Right by the acceptance of
the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.
Section 15.	Rights of Action TC Section 15.	Rights of
Action \f C \l 1. All rights of action in respect of this Agreement are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock in respect of which Rights have been issued); and any registered holder of any
Rights Certificate (or, prior to the Distribution Date, of
such Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to
the Distribution Date, of such Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that
the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this
Agreement.
Section 16.	Agreement of Rights Holders TC Section 16.
	Agreement of Rights Holders \f C \l 1. Every holder of a Right by accepting the same consents and agrees with the
Company and the Rights Agent and with every other holder of a
Right that:
(a)	prior to the Distribution Date, the Rights
will be transferable only in connection with the transfer of
Common Stock;
(b)	after the Distribution Date, the Rights
Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;
(c)	any restriction on transfer deemed to be
imposed by this Agreement is valid and enforceable against the holder and any transferee of the holder in accordance with
Section 1529 of the Pennsylvania Business Corporation Law of 1988, as amended, or any successor provision; and
(d)	subject to Section 6(a) and Section 7(f)
hereof, the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of
Section 7(e) hereof, shall be required to be affected by any notice to the contrary.
(e)	notwithstanding anything in this Agreement to
the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations
under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.
Section 17.	Rights Certificate Holder Not Deemed a
Shareholder TC Section 17.	Rights Certificate Holder Not
Deemed a Shareholder \f C \l 1. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of Common Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any
Rights Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section
24 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.
Section 18.	Concerning the Rights Agent TC Section 18.
	Concerning the Rights Agent \f C \l 1.
(a)	The Company agrees to pay to the Rights Agent
reasonable compensation for all services rendered by it
hereunder and, from time to time, on demand of the Rights
Agent, its reasonable expenses and counsel fees and
disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent, its directors, officers, employees and agents for, and to hold each of them harmless against, any loss, liability, or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent or such other indemnified parties in connection with the acceptance and administration of this Agreement or the performance of the Rights Agents duties hereunder including the costs and expenses or defending against any claim of liability in the premises.
(b)	The Rights Agent shall be protected and shall
incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement or the performance of the Rights Agents duties hereunder in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, instruction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.
(c)	The indemnity provided in this Section 18
shall survive the expiration of the Rights and the termination of the Agreement.
Section 19.	Merger or Consolidation or Change of Name of
Rights Agent TC Section 19.	Merger or Consolidation or Change
of Name of Rights Agent \f C \l 1.
 (a)	Any corporation into which the Rights Agent
or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any
merger or consolidation to which the Rights Agents or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned;
and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and
in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this
Agreement.
(b)	In case at any time the name of the Rights
Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such
Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.
Section 20.	Duties of Rights Agent TC Section 20.
	Duties of Rights Agent \f C \l 1. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound.
(a)	The Rights Agent may consult with legal
counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such advice or opinion.
(b)	Whenever in the performance of its duties
under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of current market price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in
respect thereof be herein specifically prescribed) may be
deemed to be conclusively proved and established by a
certificate signed by the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and
delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.
(c)	The Rights Agent shall be liable hereunder
only for its own gross negligence, bad faith or willful
misconduct.
(d)	The Rights Agent shall not be liable for or
by reason of any of the statements of fact or recitals
contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the
Company only.
(e)	The Rights Agent shall not be under any
responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of
Section 11 or Section 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to
make any representation or warranty as to the authorization or reservation of any shares of Common Stock or other securities to be issued pursuant to this Agreement or any Rights
Certificate or as to whether any shares of Common Stock or
other securities will, when so issued, be validly authorized and issued, fully paid and nonassessable.
(f)	The Company agrees that it will perform,
execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.
(g)	The Rights Agent is hereby authorized and
directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or for any delay in acting while awaiting instructions. At any time the Rights Agent may apply to the Company for written instructions with respect to any matter arising in connection with the Rights Agents duties and obligations arising under this Agreement.  Such application by the Rights Agent for
written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Agreement and the date on and or after which such action shall be taken and the Rights Agent
shall not be liable for any action taken or omitted in
accordance with a proposal included in any such application on or after the date specified therein (which date shall be not less than one business day after the Company receives such application, without the Companys consent) unless, prior to taking or initiating any such action, the Rights Agent has received written instructions in response to such application specifying the action to be taken or omitted.
(h)	The Rights Agent and any shareholder,
director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.
(i)	The Rights Agent may execute and exercise any
of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, that the Rights Agent was not grossly negligent in the selection and continued employment thereof.
(j)	No provision of this Agreement shall require
the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of
such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
(k)	If, with respect to any Right Certificate
surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and or 2 thereof, the Rights Agent shall not take any further
action with respect to such requested exercise of transfer without first consulting with the Company.
(l)	The Rights Agent undertakes only the express
duties and obligations imposed on it by this Agreement and no implied duties or obligations shall be read into this Agreement against the Rights Agent.
(m)	Anything in this Agreement to the contrary
notwithstanding, in no event shall the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits).
Section 21.	Change of Rights Agent TC Section 21.
	Change of Rights Agent \f C \l 1. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days notice in writing mailed to the Company, and to each transfer agent of the Common Stock, by registered or certified mail. The Company may remove the Rights Agent or any successor Rights
Agent upon thirty (30) days notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock, by registered or certified mail, and to the holders of the Rights
Certificates by first class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of
such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of the State of New York or of the Commonwealth of Pennsylvania (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of New York or of the Commonwealth of Pennsylvania if
such authorization is required in order to fulfill its responsibilities under this Agreement), in good standing, having a principal office in the State of New York or of the Commonwealth of Pennsylvania which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose.
Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.
Section 22.	Issuance of New Rights Certificates TC
Section 22.	Issuance of New Rights Certificates \f C \l.
Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option,
issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement.  In addition, the
Company may, if deemed necessary or appropriate by the Board of Directors of the Company, issue Rights Certificates representing the appropriate number of Rights in connection with the issuance or sale of shares of Common Stock following the Distribution Date.
Section 23.	Redemption and Termination TC Section 23.
	Redemption and Termination \f C \l 1.
(a)	The Board of Directors of the Company may, at
its option, at any time prior to the earlier of (i) the close of business on the tenth business day following the Stock Acquisition Date, or (ii) the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $.01 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the Redemption Price); provided, however, if the Board of Directors of the Company authorizes redemption of the Rights in either of the circumstances set forth in clauses (i) and (ii) below, then such authorization shall require the concurrence of a majority of the Continuing Directors then in office: (i) such authorization occurs on or after the time a Person becomes an Acquiring Person, or (ii) such authorization occurs on or after the date of a change (resulting from a proxy or consent solicitation) in a majority of the directors in office at the commencement of such solicitation if any Person who is a participant in such solicitation has stated (or, if upon the commencement of such solicitation, a majority of the Board of Directors of the Company has determined in good faith) that such Person (or any of its Affiliates or Associates) intends to take, or may consider taking, any action which would result in such Person becoming an Acquiring Person or which would cause the occurrence of a Triggering Event; provided further,
however, that if, following the occurrence of a Stock
Acquisition Date and following the expiration of the right of redemption hereunder but prior to any Triggering Event, (i) a Person who is an Acquiring Person shall have transferred or otherwise disposed of a number of shares of Common Stock in one transaction or series of transactions, not directly or indirectly involving the Company or any of its Subsidiaries, such that such Person is thereafter a Beneficial Owner of 10%
or less of the outstanding shares of Common Stock, and (ii)
there are no other Persons, immediately following the
occurrence of the event described in clause (i), who are Acquiring Persons, then the right of redemption shall be reinstated and thereafter be subject to the provisions of this
Section 23. Notwithstanding anything contained in this
Agreement to the contrary, the Rights shall not be exercisable
(i) after the first occurrence of a Section 11(a)(ii) Event
until such time as the Companys right of redemption hereunder has expired, or (ii) during the period in which the Companys right of redemption shall have been reinstated under Section 30 hereof.
(b)	Immediately upon the action of the Board of
Directors of the Company ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the
right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holders last address as it appears upon the registry books of the Rights
Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.
Section 24.	Notice of Certain Events TC Section 24.
	Notice of Certain Events \f C \l 1.
(a)	In case the Company shall take action, at any
time after the Distribution Date, (i) to pay any dividend
payable in stock of any class to the holders of Common Stock or to make any other distribution to the holders of Common Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Common Stock rights or warrants to subscribe for or to purchase any additional shares of Common Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision of outstanding shares of Common Stock), or (iv) to effect any consolidation or merger into or with any other Person, or to effect a statutory share exchange with any Person, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than
50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons, or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, statutory share exchange, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or
(ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Common Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Common Stock whichever shall be the earlier.
(b)	In case any of the events set forth in
Section 11(a)(ii) hereof shall occur, then, in any such case,
(i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 25 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph to Common Stock shall be deemed thereafter to refer to other securities, if appropriate.
Section 25.	Notices TC Section 25.	Notices \f C \1 1.
Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed (until another address is filed in writing with the Rights
Agent) as follows:
Conestoga Enterprises, Inc.
202 East First Street
Birdsboro, PA 19508

Attention:  Corporate Secretary
Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:
First Union National Bank
1525 West W.T. Harris Boulevard, 3C3
Charlotte, North Carolina 28262 1153
Attention:  Shareholder Services Group
Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.
Section 26.	Supplements and Amendments TC Section 26.
	Supplements and Amendments \f C \l 1. Prior to the Distribution Date and subject to the next to last sentence of this Section 26, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing shares of Common Stock. From and after the Distribution Date and subject to the next to last sentence of this Section 26, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or (iii) to
change or supplement the provisions hereunder in any manner
which the Company may deem necessary or desirable and which
shall not materially adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, that this Agreement may not be supplemented or amended to lengthen, pursuant to this sentence, a time period relating to when the Rights may be redeemed. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made (1) that changes the Redemption Price, the Final Expiration Date or the Purchase Price, (2) that reduces the number of shares of Common Stock for which a Right is exercisable or (3) that amends this
Section 26, unless such supplement or amendment is approved by a majority of the Continuing Directors then in office, and no supplement or amendment that changes the rights or duties of the Rights Agent under this Agreement shall be effective
without the consent of the Rights Agent. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of
Common Stock.
Section 27.	Successors TC Section 27.	Successors \f C
\l 1. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and
assigns hereunder.
Section 28.	Determinations and Actions by the Board of
Directors, etc TC Section 28.	Determinations and Actions by the
Board of Directors, etc \f C \l 1. For all purposes of this Agreement, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d3(d)(1)(i) of the General Rules and Regulations under the Exchange Act. The Board of Directors of the Company (and, where specifically provided for herein, the Continuing Directors) shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board, or the Company (or, where specifically provided for herein, the Continuing Directors), or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all decisions and determinations deemed necessary or advisable for the administration of this Agreement (including without limitation a decision to redeem or not redeem the Rights or to amend the Agreement and a determination of whether or not a person is or was an Acquiring Person or beneficially owns a certain percentage of stock of the Company). All such actions, calculations, interpretations, decisions and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board (or, where specifically provided for herein, by the Continuing Directors) in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights Certificates and all other parties, and
(y) not subject the Board or the Continuing Directors to any liability to the holders of the Rights.
Section 29.	Benefits of this Agreement TC Section 29.
	Benefits of this Agreement \f C \l 1. Nothing in this Agreement shall he construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).
Section 30.	Severability TC Section 30.	Severability \f
C \l 1.  If any term, provision, covenant or restriction of
this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and
shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the tenth business day following the date of such determination by the Board of Directors.
Section 31.	Governing Law TC Section 31.	Governing Law
\f C \l 1. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed in accordance with the laws of such Commonwealth applicable to contracts made and to be performed entirely within such Commonwealth.
Section 32.	Counterparts TC Section 32.	Counterparts \f
C \l 1. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.
Section 33.	Descriptive Headings TC Section 33.
	Descriptive Headings \f C \l 1. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.
Attest:				CONESTOGA ENTERPRISES, INC.
By:
Name:					Name:
Title:				Title:

Attest:				FIRST UNION NATIONAL BANK
					By:
Name:					Name:
Title:				Title:


EXHIBIT A
Form of Rights Certificate TC EXHIBIT A  FORM OF RIGHTS
CERTIFICATE \f F \l 1
Certificate No. R 					Rights
NOT EXERCISABLE AFTER MARCH
1,2010, OR EARLIER IF REDEEMED
BY THE COMPANY.  THE RIGHTS ARE
SUBJECT TO REDEMPTION, AT THE
OPTION OF THE COMPANY, AT $.01
PER RIGHT (SUBJECT TO
ADJUSTMENT) ON THE TERMS SET
FORTH IN THE RIGHTS AGREEMENT.
UNDER CERTAIN CIRCUMSTANCES,
RIGHTS BENEFICIALLY OWNED BY AN
ACQUIRING PERSON (AS SUCH TERM
IS DEFINED IN THE RIGHTS
AGREEMENT) AND ANY SUBSEQUENT
HOLDER OF SUCH RIGHTS MAY
BECOME NULL AND VOID.  [THE
RIGHTS REPRESENTED BY THIS
CERTIFICATE ARE OR WERE
BENEFICIALLY OWNED BY A PERSON
WHO WAS OR BECAME AN ACQUIRING
PERSON OR AN AFFILIATE OR
ASSOCIATE OF AN ACQUIRING
PERSON (AS SUCH TERMS ARE
DEFINED IN THE RIGHTS
AGREEMENT).  ACCORDINGLY, THIS
RIGHTS CERTIFICATE AND THE
RIGHTS REPRESENTED HEREBY MAY
BECOME NULL AND VOID IN THE
CIRCUMSTANCES SPECIFIED IN
SECTION 7(e) OF SUCH
AGREEMENT.]
Rights Certificate
CONESTOGA ENTERPRISES, INC.
	This certifies that               , or registered
assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights
Agreement, dated as of March 1, 2000, (the Rights Agreement), between Conestoga Enterprises, Inc., a Pennsylvania corporation (the Company), and First Union National Bank, a national banking corporation (the Rights Agent), to purchase from the Company at any time prior to 5:00 P.M. (New York City time) on March 1, 2010, at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one fully paid, non assessable share of Common Stock, par value $1.00 per share (the Common Stock) of the Company, at a purchase price of $180.00 per share (the Purchase Price), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The Purchase Price shall be paid, at the election of the holder, in cash or shares of Common Stock of the Company having an equivalent value. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of March 1, 2000 based on the Common Stock as constituted at such date.
	Upon the occurrence of a Triggering Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Triggering Event and the transfer of such rights may be deemed to be restricted.
	This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the above mentioned office of the Rights Agent and are also available upon written request to the Rights Agent.
	This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Common Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.
	Subject to certain rights of extension and the other provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $.01 per Right (subject to adjustment) at any time prior to the earlier of the close of business on
(i) the tenth business day following the Stock Acquisition Date (as such time period may be extended pursuant to the Rights Agreement), and (ii) the Final Expiration Date. Under certain circumstances set forth in the Rights Agreement, the decision to redeem shall require the concurrence of a majority of the Continuing Directors. After the expiration of the redemption period, the Companys right of redemption may be reinstated if an Acquiring Person reduces his beneficial ownership to 10% or less of the outstanding shares of Common Stock in a transaction or series of transactions not involving the Company.
	No fractional shares of Common Stock will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the
Rights Agreement.
	No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Common Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or, to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.
	This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.
	WITNESS the facsimile signature of the proper officers of the Company and its facsimile corporate seal.
	Dated as of                   , 20
ATTEST:			CONESTOGA ENTERPRISES, INC.
By:

Countersigned:
By:

[Form of Reverse Side of Rights Certificate]
FORM OF ASSIGNMENT
(To be executed by the registered holder if such holder desires to transfer the Rights Certificate).
FOR VALUE RECEIVED
hereby sells, assigns and transfers unto
(Please print name and address of transferee)
this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and
appoint             Attorney, to transfer the within Rights
Certificate on the books of the within named Company, with full power of substitution.
Dated:               , 20
Signature
Signature Guaranteed:

Certificate
	The undersigned hereby certifies by checking the
appropriate boxes that:
	(1)	this Rights Certificate [   ] is [   ] is not being
sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of
any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);
	(2)	after due inquiry and to the best knowledge of the
undersigned, it [   ] did [   ] did not acquire the Rights
Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an
Acquiring Person.
Dated:           , 20
Signature

Signature Guaranteed:

NOTICE
	The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to exercise Rights
represented by
the Rights Certificate)
To:	CONESTOGA ENTERPRISES, INC.:
	The undersigned hereby irrevocably elects to exercise Rights represented by this Rights Certificate to purchase the shares of Common Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

Please insert social security or
other identifying number
(Please print name and address)


	If such number Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:
Please insert social security or
other identifying number

(Please print name and address)


Dated:           , 20
Signature

Signature Guaranteed:


Certificate

	The undersigned hereby certifies by checking the appropriate boxes that:

	(1)	the Rights evidenced by this Rights Certificate [
] are [   ] are not being exercised by or on behalf of a Person
who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement).

	(2)	after due inquiry and to the best knowledge of the
undersigned, it [   ] did [   ] did not acquire the Rights
evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:         , 20
Signature

Signature Guaranteed:


NOTICE

	The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.



EXHIBIT B
CONESTOGA ENTERPRISES, INC.
SUMMARY OF RIGHTS TO PURCHASE COMMON STOCK TC EXHIBIT B
CONESTOGA ENTERPRISES, INC. SUMMARY OF RIGHTS TO PURCHASE
COMMON STOCK \f F \l 1
	On February 29, 2000, the Board of Directors of Conestoga Enterprises, Inc. (the Company) declared a dividend distribution of the right (a Right) to purchase one share of common stock, par value $1.00 per share (the Common Stock), for each outstanding share of the Common Stock of the Company to shareholders of record at the close of business on April 1, 2000 (the Record Date) at a price of $180.00 (as the same may be adjusted, the Purchase Price). The description and terms of the Rights are set forth in a Rights Agreement (as the same may be amended from time to time, the Rights Agreement) dated as of March 1, 2000, between the Company and First Union National
Bank, as Rights Agent (the Rights Agent).
	Initially, the Rights will be evidenced by all Common Stock certificates representing shares then outstanding, and no separate Rights certificates will be distributed. The Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) 10 business days following a public announcement that a person or a group of affiliated or associated persons (an Acquiring Person) has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of Common Stock (the Stock Acquisition Date), or (ii) 10 business days following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 15% or more of such outstanding shares of Common Stock. Until the Distribution Date, (i) the Rights will be evidenced by such Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference, and
(iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (Right Certificates) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution
Date and, thereafter, such separate Rights Certificates alone will evidence the rights.
	The Rights are not exercisable until the Distribution Date and will expire at the close of business on March 1, 2010, unless earlier redeemed by the Company as described below.
	In the event that (i) the Company is the surviving corporation in a merger or the acquiring corporation in a statutory share exchange with an Acquiring Person and its Common Stock is not changed or exchanged, (ii) an Acquiring Person engages in certain self dealing transactions with the Company, (iii) a Person (other than the Company and its affiliates) becomes the beneficial owner of 15% or more of the then outstanding shares of Common Stock, or (iv) during a time that there is an Acquiring Person, one or more specified events occur that result in such Acquiring Persons ownership interest in the Company being increased by more than 1%, the Rights Agreement provides that proper provision shall be made so that each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two (2) times the exercise price of the Right.
	For example, at an exercise price of $180.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties and transferees of the Acquiring Person) following an event set forth in the preceding paragraph would entitle its holder to purchase $360.00 worth of Common Stock
(or other consideration, as noted above) for $180.00. Assuming that the Common Stock had a per share value of $180.00 at such time, the holder of each valid Right would be entitled to purchase two shares of Common Stock for $180.00.
	In the event that, at any time following the Distribution Date, (i) the Company is acquired in a merger, statutory share exchange or other business combination transaction in which the Company is not the surviving corporation, (ii) the Company engages in a merger or other business combination transaction with another person in which the Company is the surviving corporation, but in which its Common Stock is changed or exchanged, or (iii) 50% or more of the Companys assets or earning power is sold or transferred, the Rights Agreement provides that proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon exercise of the Right, common stock or other consideration of the acquiring company having a value equal to two (2) times the exercise price of the Right.
	Notwithstanding any of the foregoing, following the occurrence of any of the events set forth in the preceding paragraph and the third preceding paragraph (the Triggering Events), any Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person shall immediately become null and void. Also, under no circumstances may a Right be exercised following the occurrence of an event set forth in clause (iii) of the third preceding paragraph prior to expiration of the Companys right of redemption.
	The Purchase Price shall be paid, at the option of the holder, in cash or shares of Common Stock having an equivalent value. The Purchase Price payable, and the number of shares of Common Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock, (ii) upon the grant to holders of the Common
Stock of certain rights or warrants to subscribe for Common
Stock or convertible securities at less than the then current market price of Common Stock, or (iii) upon the distribution to holders of the Common Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than the Rights).
	No adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares will be issued upon exercise of a Right and, in lieu thereof, an adjustment in cash will be made based on the market price of the Common Stock on the last trading date prior to the date of exercise.
	The term Continuing Directors means any member of the Board of Directors of the Company who was a member of the Board prior to the date of the Rights Agreement, and any person who is subsequently elected to the Board if such person is recommended or approved by a majority of the Continuing Directors, but shall not include an Acquiring Person, or any affiliate or associate of an Acquiring Person, or any representative of an Acquiring Person or of an affiliate or associate of an Acquiring Person.
	At any time until ten (10) business days following the Stock Acquisition Date, the Board of Directors may cause the Company to redeem the Rights in whole, but not in part, at a price of $0.01 per Right, subject to adjustment (the
Redemption Price); provided, however, if the Board of Directors of the Company authorizes redemption of the Rights in either of the circumstances set forth in clauses (i) and (ii) below, then such authorization requires the concurrence of a majority of Continuing Directors then in office: (i) such authorization occurs on or after the time a person or group acquires beneficial ownership of 15% or more of the outstanding Common Stock, or (ii) such authorization occurs on or after the date of a change in a majority of the directors resulting from a proxy solicitation if the solicitor (or any participant in the solicitation) indicates an intention to become an Acquiring Person or to cause a Triggering Event. Thereafter, the Companys right of redemption may be reinstated if an Acquiring Person reduces his beneficial ownership to 10% or less of the outstanding shares of Common Stock in a transaction or series of transactions not involving the Company and there is then no other Acquiring Person.
	Immediately upon the action of the Board of Directors of the Company, with, where required, the concurrence of the Continuing Directors, ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.
	Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.
	No amendment of the Rights Agreement may change the Purchase Price, Redemption Price or final expiration date or may reduce the number of shares of Common Stock for which a Right is exercisable unless such amendment is approved by a majority of the Continuing Directors then in office. Subject to those restrictions, the provisions of the Rights Agreement may be amended by the Board of Directors, prior to the Distribution Date, in any manner, including without limitation shortening or lengthening any redemption period. After the Distribution Date, amendments may not be made to lengthen any redemption period, but other amendments or modifications not adverse to the interests of Rights holders may be made.
	A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8 K dated March 3, 2000. A copy of the Rights Agreement is available free of charge from the Rights Agent.
This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Rights Agreement, which is incorporated by herein by reference.
Exhibit 99(a)

CONESTOGA ENTERPRISES, INC.                    NEWS RELEASE

FOR IMMEDIATE RELEASE                               FEBRUARY
29, 2000


CONESTOGA ENTERPRISES, INC. ANNOUNCES
ADOPTION OF SHAREHOLDER RIGHTS PLAN


BIRDSBORO, PA (BUSINESS WIRE)  February 29, 2000
Conestoga Enterprises, Inc. (CEI) (NASDAQ: CENI) announced today that on February 29, 2000, its Board of Directors adopted a Shareholders Rights Plan. The Plan is designed to preserve the long-term value of stockholders investment in Conestoga Enterprises, Inc., and to deter coercive or unfair takeover tactics. The Plans adoption is not in response to any specific effort to acquire control of the Company, nor is the Board aware of any accumulation of the Companys stock by any potential acquiror. Legg Mason Wood Walker, Incorporated served as financial advisor in connection with the adoption of the Plan.
The Plan, which is similar to plans adopted by more than
2,000 public companies, will assist the Board of Directors in dealing with any future actions which attempt to deprive the Company and its stockholders of the opportunity to obtain the most attractive price for their shares. Initially the Rights are represented by the Companys common stock certificates and are neither exercisable nor traded separately from the
Companys common stock. The Rights would only become exercisable if a person or group in the future becomes the beneficial owner of 15% or more of the Companys common stock, or announces a tender or exchange offer which would result in its ownership of 15% or more.
Under certain circumstances involving a buyers
acquisition of 15% or more of the Companys common stock, each holder of a Right, except the buyer, will be entitled to purchase the Companys common stock at one-half of the then current market price. If the Company is acquired in a merger, or more than 50% of the Companys assets are sold in one or more related transactions, each Right would enable the holder to purchase common stock of the acquiring company at half of the then current market price of such common stock. At any time after a buyer becomes the beneficial owner of 15% or more of the Companys common stock, the Board of Directors may exchange one share of common stock for each Right, other than the Rights held by the buyer. The Board of Directors generally may redeem the Rights at any time until ten days following the public announcement that a person or group of persons has acquired beneficial ownership of 15% or more of the Companys outstanding common stock. The redemption price is $.01 per Right.
The Rights will be distributed to stockholders of record
as of March 1, 2000, and will expire in the tenth year thereafter. The Rights distribution is not taxable to stockholders. Details of the Shareholders Rights Plan will be mailed to all stockholders of the Company.
Conestoga Enterprises, Inc. is a Birdsboro, Pennsylvania
based diversified telecommunications company with subsidiaries providing local telephone service (ILEC and CLEC), long distance service, wireless PCS service, cable television, paging, Internet access and telephone equipment sales and service. The Company provides services in southeastern and central Pennsylvania, servicing in excess of 81,000 customers. This news release may contain forward-looking statements.
While the company believes they are expressed in good faith, there are no assurances that the actual outcome or results will not differ materially from any forward-looking statement contained within.
CONTACT:	Conestoga Enterprises, Inc., Birdsboro
	Donald R. Breitenstein
	Controller
	610/582-6226





Exhibit 99(b)
March 10, 2000



Dear Shareholder:

After several months of careful study, the Board of Directors at its meeting on February 29, 2000 adopted a Shareholder Rights Plan. The Plan provides for a dividend distribution of Rights to purchase shares of Conestoga common stock. One Right for each outstanding share of common stock will be distributed on April 1, 2000 to shareholders of record on that date. The Rights are not currently exercisable and separate certificates representing the Rights will not be issued at this time. The terms of the Plan are summarized in the two enclosures which accompany this letter.

The Plan is intended to protect your interests as a shareholder of Conestoga by discouraging unfair or financially inadequate takeover proposals and abusive takeover practices. The Plan is designed to achieve this objective by encouraging a potential acquiror to negotiate with the Board of Directors.

I want to emphasize that the Plan is not intended to prevent a takeover of Conestoga and will not do so. Because the Rights may be redeemed by the Board of Directors at any time up to ten business days after the acquisition by any person or group of 15 percent or more of the outstanding shares of Conestoga common stock, it will not interfere with any merger or other takeover on terms which are favorable and fair to all shareholders and which are approved by the Board of Directors.

Adoption of the Plan will not in any way weaken the financial strength of Conestoga or interfere with its business plans.
The issuance of Rights under the Plan will not dilute book value per share, will not effect reported earnings per share, is not taxable to Conestoga or to its shareholders and will not change the way in which the common stock is traded. Shareholders may, under certain circumstances, recognize taxable income if the Rights become exercisable or upon the occurrence of certain subsequent events. As explained in the enclosed summary, the Rights will become exercisable only if and when a problem which they were created to deal with should arise.

Because the Rights are not presently exercisable and have no current value, certificates representing the Rights will not be issued at this time. Until the Rights become exercisable and separate Rights certificates are issued, the Rights will trade with and be represented by your common stock certificates.

Conestoga is fortunate to have an exceptionally loyal and dedicated shareholder base. Our objective in adopting the Plan
- and, indeed the objective of all actions taken by the Board of Directors is to return that loyalty and dedication by enhancing and protecting the value of our shareholders investment.

Sincerely,



Albert H. Kramer
President